LOAN PURCHASE AGREEMENT

THIS LOAN PURCHASE AGREEMENT (this "Agreement") is made and entered into as of August 22, 2001, by and between DIGITAL CREATIVE DEVELOPMENT CORPORATION ("Buyer"), and UNION BANK OF CALIFORNIA, N. A. ("Seller"), with reference to the following:

A. Seller has heretofore made that certain $3,601,000.00 loan (the "Loan"), to International Microcomputer Software. Inc. ("Borrower") and Arttoday.com ("Guarantor"), which Loan is evidenced by that certain Second Amended and Restated Secured Non-Revolving Reducing Promissory Note ("Note") dated April 23, 1999, made payable by Borrower to the order of Seller in the original principal amount of $7,200,000.00, and is secured by the following: (i) that certain Security Agreement dated as of May 1,1998 ("California Security Agreement") pursuant to which Borrower granted to Bank a security interest in the personal property described therein ("California Collateral") and it was perfected by the filing of a UCC-1 Financing Statement with the California Secretary of State on May 15, 1998, as file no. 9813561043 ("California UCC-1"); (ii) that certain Collateral Assignment, Patent Mortgage and Security Agreement dated as of May 1, 1998 ("Patent Security Agreement") pursuant to which Borrower granted to Bank a security interest in the intellectual property described therein ("Patent Collateral") and it was perfected by a filing with the United States" Department of Commerce Patent and Trademark Office on July 24, 1998 as file no. 100773879 and on March 16, 1999 as file no. 100985547 each a "Patent Filing" collectively the "Patent Filings") and by the filing of a UCC-1 Financing Statement with the California Secretary of State on May 15, 1998, as file no. 9813561037 ('Patent UCC-1); and (iii) that certain Pledge Agreement dated as of February 21. 2000 ("Pledge Agreement") pursuant to which Borrower granted to Bank a security interest in the common stock of Guarantor described therein ("Stock Collateral"). The documents and instruments pertaining to the Loan are further described in the Index of Loan Documents attached hereto as Exhibit A. All of the documents and instruments evidencing, securing or pertaining to the Loan, including without limitation those referred to in this paragraph, are hereinafter referred to collectively as the "Loan Documents." All types of collateral referred to in this paragraph are hereinafter referred to collectively as "Collateral".

B.     The Loan matured September 30, 1999, and since then has been in default.

C. Buyer desires to purchase the Loan and the Loan Documents from Seller, and Seller desires to sell the Loan and the Loan Documents to Buyer, upon the terms and conditions hereinafter set forth

NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, Buyer shall purchase from Seller, and Seller shall sell to Buyer, all of Seller's right, title and interest in and to the Loan and the Loan Documents, without recourse and without representation or warranty of any kind except as expressly set forth in this Agreement.

2.       PURCHASE PRICE

         (a) The purchase price (the "Purchase Price") payable by Buyer to Seller hereunder for the Loan and the Loan Documents shall be Two Million Five Hundred Thousand Dollars ($2,500,000.00).

         (b) The Purchase Price shall be paid by Buyer through a wire transfer to Seller, in accordance with the following wire transfer instructions:

         Union Bank of California, NA.               Monterey Park, California
         ABA No.                                              122-000-496
         Wire Account No.:                                    070-196431
         Wire Account Name:                       Wire Transfer Clearing Account
         Attention:                                  192 Commercial Note Center
         Fax No                                      (213) 720-2555 or -2251
         Telex No                                            188612, UNIONBK UT
         Reference:                               International Microcomputer
                                                          Software, Inc.
                                                         Obligor #381-443-705-2
         Contact:                                      Christiana Creekpaum, VP
                                             Special Assets Department, 1-001-8
                                                              415-765-2252

         (c) Upon Seller s receipt of the Purchase Price, Buyer shall become the owner of and entitled to receive from and after the Closing all payments and recoveries in respect of the Loan. In no event shall Buyer have any right or claim in or to any loan fee, commitment fee, payment or recovery received by Seller prior to the Closing in respect of the Loan.

3.       CLOSING

         (a) The consummation of the purchase and sale of the Loan and the Loan Documents contemplated hereby (the "Closing") shall occur on a date mutually approved by Seller and Buyer, but no later than August 31, 2001. If the Closing has not occurred by the close of business on such date, then this Agreement shall, at the written election of either Seller or Buyer, be terminated and Seller and Buyer shall have no liability whatsoever to each other relating to the transactions contemplated hereby, whether arising under this Agreement or otherwise; provided, however, that (i) in the case where the Closing has not occurred by the close of business on such date solely because of the failure of one party to use reasonable efforts to close, the other party alone shall have the right, at its option, to either terminate this Agreement or specify a reasonable extension of the Closing; and
         (ii) in the event that this Agreement is terminated for any reason, the terms and provisions of Sections 10 and 11 of this Agreement shall survive.

         (b) Seller shall bear no expense in connection with this Agreement or the transactions contemplated hereby.

4. SERVICING. Upon the Closing of the sale of the Loan, Buyer shall assume complete responsibility for the servicing and administration of the Loan, including, but not limited to, the collection of all payments thereunder, and Seller shall have no further servicing or administrative responsibilities with respect to the Loan.

5. SELLER S CLOSING DOCUMENTS. Except as otherwise provided in this Section, at or promptly following the Closing, Seller shall deliver the following documents and items (collectively, the "Closing Documents"), and Buyer agrees to execute and promptly deliver to Seller a receipt for such documents and items upon Buyer s receipt thereof:

         (a)      The executed original of the Note.

         (b) An Endorsement to Promissory Note in the form of Exhibit B attached hereto, duly executed by Seller, with respect to the Note, which shall be attached to the Note.

         (c) An Assignment of Loan Documents in the form of Exhibit C attached hereto, duly executed by Seller, assigning and transferring to Buyer all of Seller s rights and interests in and to the Loan Documents.

         (d) The executed originals of all of the Loan Documents (or, if unavailable, copies of such Loan Documents certified by Seller to be true, correct and complete copies of the originals) .

         (e) A Uniform Commercial Code Assignment Statement duly executed by Seller, for each Uniform Commercial Code Financing Statement naming Seller as secured party that was recorded or filed in connection with the Loan (collectively, the "UCC Assignments") .

         (f) Written notice of the assignment of the Loan, in form and substance of that attached hereto as Exhibit D duly executed by Seller, instructing Borrower to remit all payments to Buyer or its collection agent.

         (g) The original stock certificate(s) evidencing the Stock Collateral and accompanying stock power(s).

         (h) Written assignment to Buyer of the Patent Filing, in form suitable for filing in the United States-Department of Commerce Patent and Trademark Office, duly executed by Seller.

6. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Buyer. which representations and warranties shall be deemed restated as of the Closing, that:

         (a) Seller is a national banking association, duly organized, validly existing and in good standing under the laws of the United States.

         (b) Seller has, and at all relevant times has had, the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement. Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this

         Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms.

         (c) The execution and delivery of this Agreement by Seller, and the performance and compliance with the terms of this Agreement by Seller, will not violate Seller s charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

         (d) Seller is the current legal and beneficial owner and holder of the Loan and the Loan Documents.

         (e) As of August 21, 2001, the outstanding principal balance of the Note was $3,601,000.00, the amount of accrued but unpaid interest on the Note was $26,480.69 and interest has been paid through July 31, 2001.

         (f) To the best of Seller s knowledge, there is no litigation pending against Seller which, if determined adversely to Seller, would materially adversely affect Seller s sale of the Loan or the execution, delivery or enforceability of this Agreement.

         (g) Seller shall not, during the term of this Agreement, enter into an agreement with any third party with respect to its purchase of the Loan.

It is understood and agreed that the representations and warranties set forth above shall survive the assignment of the Loan to Buyer.

7. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Seller, which representations and warranties shall be deemed restated as of the Closing, that:

         (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah.

         (b) Buyer has, and at all relevant times has had, the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement. Buyer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

         (c) The execution and delivery of this Agreement by Buyer, and the performance and compliance with the terms of this Agreement by Buyer, will not violate Buyer s charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both. would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

         (d) Buyer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority.

         (e) To the best of Buyer s knowledge, there is no litigation pending or threatened against Buyer which, if determined adversely to Buyer, would materially adversely affect Buyer's purchase of the Loan or the execution, delivery or enforceability of this Agreement.

         (f) The purchase of the Loan is a legal investment for Buyer under applicable laws.

         (g) Buyer (i) is a sophisticated entity with respect to the purchase of the Loan and the Loan Documents, (ii) is able to bear the economic risk associated with the purchase of the Loan and the Loan Documents, (iii) has adequate information concerning Borrower s and Guarantor s business and financial condition to make an informed decision regarding the purchase of the Loan and the Loan Documents, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in purchases of the type contemplated in this Agreement, and (v) has independently and without reliance upon Seller, and based on such information as Buyer has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Buyer has relied upon Seller s express representations, warranties, covenants, and indemnities in this Agreement. Buyer acknowledges that Seller has not given Buyer any investment advice, credit information, or opinion on whether the purchase of the Loan or the Loan Documents is prudent.

The foregoing representations and warranties of Buyer shall survive the execution of this Agreement and the Closing.

8. CONDITIONS PRECEDENT TO CLOSING; SELLER'S COVENANT. The following shall be conditions precedent to Buyer s and Seller s respective duties and obligations under this Agreement, unless Buyer or Seller (whichever is the beneficiary of the condition in question) waives the satisfaction thereof in writing:

         (a) Seller and Buyer shall each have performed and discharged all of their respective obligations under this Agreement, whether set forth in this Section or elsewhere in this Agreement.

         (b) Seller and Buyer shall each have delivered to the other party, all payments, documents and instruments required of such party by the terms of this Agreement at the times and in the manner provided hereunder, including without limitation Buyer s payment to Seller of the Purchase Price in accordance with Section 2 hereof.

         (c) Seller and Buyer shall each have done, executed, acknowledged and delivered all such further acts, instruments and assurances and shall have taken all such further actions as shall be reasonably necessary or desirable to consummate and effect the transactions contemplated by this Agreement.

         (d) The representations and warranties of Buyer and Seller contained in Sections 6 and 7 hereof shall be true and correct as of the Closing.

         (e) Borrower and Guarantor shall have executed and delivered to Seller a general release of claims in the form of Exhibit E, whereunder Borrower and Guarantor release any and all claims against Seller.

         (f) Borrower shall have paid to Seller in immediately available funds
         (i) Twenty One Thousand Dollars ($21,000.00) for application to the outstanding principal of the Loan and (ii) all interest accrued on the Loan through and including the Closing.

The conditions described above are exclusively conditions precedent to the Closing. Buyer and Seller agree to use reasonable efforts to satisfy such conditions, but neither Seller nor Buyer shall have any liability hereunder whatsoever if the subject transaction is not consummated solely because of the failure of any such condition to be satisfied notwithstanding the use of such reasonable efforts.

During the period commencing on the date on which this Agreement is executed by both Seller and Buyer and ending on the Closing or sooner termination of this Agreement, Seller shall not enter into any modification, amendment. supplement, consent, approval or waiver with respect to the Loan or any of the Loan Documents (which shall be referred to herein as a "Changed Circumstance") without Buyer s prior written consent, except as required by law, by the terms of the Loan Documents or pursuant to the terms of previously negotiated settlements or similar contracts entered into or pending as of the date of this Agreement and disclosed to Buyer prior to the date of this Agreement.

9.       MISCELLANEOUS

         (a) All written notices or demands of any kind that either party hereto may be required or may desire to serve on the other party hereto in connection with this Agreement shall be served (as an alternative to personal service) by registered or certified mail. Any such notice or demand so to be served by registered or certified mail shall be deposited in the United States Mail with postage thereon fully prepaid and, if the party so to be served be Seller. addressed to Seller as follows:

         Union Bank of California, N. A.
         Special Assets Department
         400 California Street, 8th Floor
         San Francisco, California 94104
         Attention:        Christiana Creekpaum. VP
         and if the party so to be served be Buyer, addressed to Buyer as follows:

         Digital Creative Development Corporation
         67 Irving Place
         New York, New York 10003
         Attention:        Martin R. Wade Ill

         Service of any such notice or demand so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third
         (3rd) business day after the date of mailing, whichever is earlier in time. Any party hereto may from time to time, by notice in writing served upon the other party hereto as aforesaid, designate a different mailing address to which or a different person to whose attention all such notices or demands are thereafter to be addressed .

         (b) No delay or omission by either party hereto in exercising any right or power arising from any default by the other party hereto shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right or power arising from any default by the other party hereto. No waiver of any breach of any of the covenants or conditions contained in this Agreement shall be construed to be a waiver of or an acquiescence in or a consent to any previous or subsequent breach of the same or of any other condition or covenant.

         (c) This Agreement is made for the sole benefit of Seller and Buyer and their respective successors and permitted assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement or any right to the exercise of any right or power of either party hereto or arising from any default by either party hereto.

         (d) Seller may accept deposits from. lend money to, act as trustee under indentures or in general engage in any kind of business with Borrower, any guarantor or their subsidiaries, owners, partners or affiliates, if any (collectively, "Borrower s Affiliates"), or any person who may do business with or own interests in any of them.

         (e) After Closing, Buyer hereby agrees to allow Seller reasonable access to the Loan Documents upon reasonable prior notice to Buyer. Buyer further agrees to allow Seller, at its expense to inspect and make abstracts from or copies of any of the Loan Documents upon reasonable terms and conditions and upon reasonable prior notice to Buyer. Before destruction or disposition of any of the Loan Documents, Buyer shall attempt to give reasonable notice to Seller and allow Seller, at its expense, to recover the same from Buyer.

         (f) In the event any legal action is undertaken in order to enforce or interpret any provision of this Agreement, the prevailing party in such legal action, as determined by the court, shall be entitled to receive from the other party the prevailing party's reasonable attorneys fees and court costs.

         (g) Time is hereby declared to be of the essence of this Agreement and of every part hereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa.

         (h) Prior to Closing, this Agreement shall not be assigned by Buyer without the written consent of Seller, which consent may be withheld in Seller s sole discretion.

         (i) This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all prior written or oral understandings, and may not be terminated, modified or amended in any way except by a written agreement signed by each of the parties hereto.

         (j) This Agreement may be executed in two (2) or more counterparts, which may be delivered by facsimile transmission, each of which shall be deemed an original but all of which together shall constitute but one and the same document.

         (k) Except as otherwise expressly provided in this Agreement. whether or not the transactions contemplated by this Agreement are consummated. Buyer shall pay all of its Closing and due diligence expenses and its expenses in negotiating and carrying out its obligations under this Agreement, including the costs of its legal counsel and all of the expenses of Buyer relating to this Agreement.

         (l) Buyer and Seller hereby acknowledge, confirm and agree that Buyer shall have no claims and Seller shall have no liability whatsoever as a result of or otherwise in connection with any claim that may arise by reason of the incapacity, lack of authority, death or disability of Borrower or any other person or entity or the failure of Seller to file or enforce any claim against Borrower or any other person or entity, any claim based upon an election of remedies by Seller, any claim based upon a duty, if any, on the part of Seller to disclose to Buyer any facts that Seller may now or hereafter know about Borrower or any other person or entity, or any notice of default, notice of sale or bankruptcy of Borrower under the Loan.

         (m) BUYER AND SELLER HEREBY ACKNOWLEDGE THAT THIS AGREEMENT HAS BEEN NEGOTIATED AND EXECUTED IN THE STATE or CALIFORNIA. BUYER AND SELLER EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED UNDER AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO CALIFORNIA S PRINCIPLES OF CONFLICTS OF LAWS). BUYER AND SELLER EACH IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. SELLER AND BUYER EACH EXPRESSLY AND UNCONDITIONALLY WAIVE IN CONNECTION WITH ANY

         SUIT, ACTION OR PROCEEDING BROUGHT UNDER OR ARISING OUT OF THIS AGREEMENT ANY AND EVERY RIGHT EACH MAY HAVE TO A TRIAL BY JURY

10. BROKERS. Buyer and Seller each warrant to the other that no fees or commissions are due or owing to any finders or brokers as a result of the respective activities of each party in connection with this transaction. In the event of any claim for brokers or finders fees or commissions in connection with the negotiation, execution or consummation of this Agreement or the purchase and sale of the Loan, then Buyer shall indemnify, save harmless and defend Seller from and against any such claim based upon the alleged statement, representation or agreement by Buyer, and Seller shall indemnify, save harmless and defend Buyer from and against any such claim based upon any alleged statement, representation or agreement by Seller. The indemnity provided for herein shall survive the Closing or the termination of this Agreement for any reason.

11. INDEMNIFICATION BY BUYER. Buyer hereby indemnifies and agrees to defend and hold harmless Seller and each of its affiliates, agents, employees, successors and assigns from and against any and all losses, liabilities, obligations, judgments, settlements, damages, costs and expenses. including, without limitation, interest, penalties and reasonable attorneys fees. court costs and other reasonable expenses of litigation and arbitration, suffered by any of such parties and arising out of or due to:

         (a) following the Closing, any act or omission of Buyer in its capacity as lender under the Loan Documents, provided that forgiveness of the Loan in whole or part by Buyer following Closing in and of itself shall not give rise to any liability of Buyer to Bank under this Section; and

         (b) any material breach by Buyer of its representations, warranties, covenants or agreements set forth in this Agreement.

Any legal counsel hired by Buyer in connection with the indemnification of Seller pursuant to this Section shall be subject to approval by Seller. The foregoing indemnity shall survive Closing.


IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first above written.

"SELLER"                                             "BUYER"

UNION BANK OF CALIFORNIA, N. A.                      DIGITAL CREATIVE
                                                     DEVELOPMENT CORPORATION

By________________________________                   By:______________________
Title:____________________________                   Title:___________________

                                               SCHEDULE OF EXHIBITS



A.       Index of Loan Documents

B.       Endorsement to Promissory Note to be executed by Seller

C.       Assignment of Loan Documents to be executed by Seller

D.       Notice to Borrower of Assignment of Claims and Supporting Documentation

E.       Borrower's Release

                                             EXHIBIT A

                                                     EXHIBIT B

                                          ENDORSEMENT TO PROMISSORY NOTE

This Endorsement applies to that certain Second Amended and Restated Secured Non-Revolving Reducing Promissory Note executed by International Microcomputer Software, Inc. to the order of UNION BANK OF CALIFORNIA, N. A. dated April 23, 1999 in the original amount of Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00), as amended.

PAY TO THE ORDER OF Digital Creative Development Corporation, without recourse and without representation or warranty of any kind except as expressly set forth in that certain Loan Purchase Agreement dated as of August 22, 2001, by and between the undersigned and Digital Creative Development Corporation.

Dated as of August ___ 2001.


UNION BANK OF CALIFORNIA, N. A.

By: ______________________________
         Christiana Creekpaum
         Vice President

                                                     EXHIBIT C

                                           ASSIGNMENT OF LOAN DOCUMENTS

FOR VALUE RECEIVED the undersigned, UNION BANK OF CALIFORNIA, N. A. ("Assignor"), hereby assigns and transfers to Digital Creative Development Corporation ("Assignee"), all of Assignor s right, title and interest in, to and under any and all document and instrument executed in connection with, or related in any manner whatsoever to the loan evidenced by (i) that certain Second Amended and Restated Secured Non-Revolving Reducing Promissory Note dated April 23, 1999; and (ii) all those certain loan documents and instruments expressly described on Exhibit A attached hereto and hereby made a part hereof. This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

This Assignment is made without representation or warranty by, or recourse to, Assignor, except as specifically set forth in the Loan Purchase Agreement dated as of August 22, 2001, between Assignor and Assignee.

Date:    August _____ 2001

UNION BANK OF CALIFORNIA, N. A.

By: _______________________________
         Christiana Creekpaum
         Vice President

                                                     EXHIBIT D



August 31, 2001


Via Certified Mail

International Microcomputer Software, Inc.
75 Rowland Way
Novato, California 94945
Attention:        Geoffrey Koblick

Re:      Sale and Transfer of Loan evidenced by that certain Second Amended and
Restated Secured Non-Revolving Reducing Promissory Note dated April 23, 1999, made by International Microcomputer Software. Inc., payable to the order of Union Bank of California. N.A., in the original principal amount of $7,200,000.00.

Ladies and Gentlemen:

Effective August 31, 2001, UNION BANK OF CALIFORNIA, N. A. has transferred the above-referenced loan (the "Loan") to Digital Creative Development Corporation ("Purchaser").

Accordingly, you are hereby irrevocably and unconditionally authorized and directed that each payment of interest, principal, escrows or any other charge made by you under the Loan is to be made in the form of a check made payable to the order of Purchaser, and delivered to the following address:

Fleet Bank
Hartford, CT
ABA #001-900-571
Digital Creative Development Corporation
Account # 942-777-2502

Payments that are not made in accordance with this authorization and direction will not be credited to payment of such interest, principal. escrows or other charges until otherwise properly directed.


Yours truly,

UNION BANK OF CALIFORNIA, N. A.

By: ____________________________
         Christiana Creekpaum
         Vice President


cc: Arttoday.com, Guarantor (via certified mail)

                                                     EXHIBIT E

                                        BORROWER'S AND GUARANTOR'S RELEASE


FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, International Microcomputer Software, Inc., a corporation, and Arttoday.com, on their own behalf and on behalf of their past, present and future officers, directors, shareholders, representatives, agents, attorneys, administrators, predecessors, successors and assigns (collectively, the "Releasing Parties"), hereby enter into this Borrower's and Guarantor's Release ("Release").

The Releasing Parties are entering into this Release in connection with that certain loan (as heretofore amended, the "Loan"), heretofore made by UNION BANK OF CALIFORNIA, N. A. ("Bank") to International Microcomputer Software, Inc., a California corporation ("Borrower"), and Arttoday.com ("Guarantor"), which Loan is evidenced by that certain Second Amended and Restated Secured Non-Revolving Reducing Promissory Note dated April 23, 1999 made payable by Borrower to the order of Bank in the original principal amount of $7,200,000.00 (as previously amended, the "Note").

NOW, THEREFORE, the Releasing Parties hereby release and forever discharge Bank from and against all claims, demands or causes of action arising out of or relating to the Loan including, without limitation, all actions taken or not taken by Bank with respect thereto prior to the date hereof.

The Releasing Parties represent, warrant and agree that in executing and entering into this Release they are not relying and have not relied upon any representations, promises or statements made by anyone that are not recited, contained or embodied herein.

The Releasing Parties understand and expressly assume the risk that any fact not recited, contained or embodied herein may turn out hereafter to be other than, different from or contrary to the facts now known by the Releasing Parties or believed by the Releasing Parties to be true. Nevertheless, the Releasing Parties, with the advice of their own independently selected legal counsel, intend by this Release to release fully, finally and forever all released matters and agree that this Release shall be effective in all respects notwithstanding any difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts. In that regard, the Releasing Parties waive all rights that they may have California Civil Code Section 1542 (and all similar ordinances and statutory, regulatory, or judicially created laws or rules of any other jurisdiction), which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE
         RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Releasing Parties hereby represent and warrant that they have not heretofore assigned or transferred or purported to assign or transfer to any person or entity all or any part of any interest in any claim, contention, demand or cause of action relating to this Release.

This Release may be executed in two (2) or more counterparts, each of which shall be an original but all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF this Release has been executed as of August ____ 2001 .

BORROWER

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

By:_________________________________
Title: _____________________________






GUARANTOR

Arttoday.com

By:________________________________
Title:_____________________________


1.       UCC Assignment -Initial Financing Statement #9813561037.
2.       UCC Assignment -Initial Financing Statement #9813561043.
3.       UCC Assignment -Initial Financing Statement #100773879.
4.       UCC Assignment -Initial Financing Statement#100985547.
5.       UCC Assignment -Initial Financing Statement#110067640.
6. Original Letter Agreement between UBOC and International Microcomputer Software, Inc. as of February 21, 2000.
7       Original First Amended and Restated Loan Agreement between International
         Microcomputer Software. Inc. and UBOC as of April 23, 1999.
8. Continuing Guaranty between ArtToday.Com, Inc. and UBOC dated as of February 21, 2000.
9. Original Certificate of Incorporation from the State of Arizona Office of the Corporate Commission regarding ArtToday.Com, Inc.,
10. Original Union Bank of California Security Agreement dated as of February 21, 2000 between UBOC and ArtToday.Com., Inc.-With Annex I
11. Original Pledge Agreement between International Microcomputer Software, Inc., and UBOC dated as of February 21, 2000- with attached Schedule I and Schedule II, and Assignment Separate from Certificate dated February
         21, 2000.
12. Original Affidavit of Lost Certificate dated October 19. 1998- regarding Certificate Number 8 issued for 1,000 shares of the common stock of Zedcor, Inc., an Arizona corporation.
13. Original Pledge Agreement between International Microcomputer Software, Inc., and UBOC dated as of April 23. 1999-To include Schedule I dated as of April 23, 1999, and Schedule II.

14. Original Security Agreement between International Microcomputer Software, Inc. and UBOC dated May 1. 1998- to include Exhibit A and Exhibit B, and a listing of Affiliates and Subsidiaries Offices.
15. Copy of Collateral Assignment, Patent Mortgage and Security Agreement between International Microcomputer Software, Inc. and UBOC as of May 1,1998-with exhibits
16. Copy of Subordination Agreement dated January 28. 1999 between International Microcomputer Software. Inc., and Silicon Valley Bank.
17. Copy of the Collateral Assignment, Patent Mortgage and Security Agreement between International Microcomputer Software, Inc. and UBOC dated June 23, 1999
18. Copy of letter dated October 26, 1998 re: Certified Copy of Trademark Recording between International Microcomputer Software, Inc.. and UBOC.
19. Copy of Letter Re: Collateral Assignment, Patent Mortgage and Security Agreement dated May 7,1998.
20. Copy of Certificate from the United States Department of Commerce-United States Patent and Trademark Office dated October 21, 1998.
21. Plastic package containing the originals of items number 17,18,19 and 20.
22. Original Second Amended and Restated Secured Non-Revolving Reducing Promissory Note in the amount of $7,200,000.00.00 dated September 30, 1999.
23.      Folder containing the following documents:

a.       Certificate Number #1 50.00 shares of Software Development
         International, LTD
b.       Certificate Number 0002-1 share of IMSI (Bermuda) LTD. Issued to Robert
         M. Mayer
c.       Certificate Number 0003-1 share of IMSI (Bermuda) LTD. Issued to Martin
         Sacks
d. Certificate Number 0004-1 share of IMSI (Bermuda) LTD Issued to Kenneth Finneman
e. Certificate Number 0005-1 share if IMSI (Bermuda) LTD. Issued to Geoffrey Koblick f Certificate Number 0001-11994 shares of IMSI (Bermuda) LTD Issued to International Microcomputer Software, Inc.
g. Share Certificate Number 4 IMSI Australia PTY. LTD--50 shares to International Microcomputer Software, Inc.
h. Share Certificate Number 3 IMSI Australia PTY. LTD--50 shares to International Microcomputer Software, Inc.
i.       Original Memo dated June 19, 2000 with regards to the Zedcor Stock
j. Copy of letter dated August 21, 2000, with the original signature of UBOC
k.       Declaration of Trust-Kenneth Fineman
I.       Declaration of Trust-Martin Sacks
m.       Declaration of Trust-Geoffrey Koblick
n.       Declaration of Trust-Robert M. Mayer
o.       Original Schedule dated February 21, 2000
p. Original Stock Certificate Number 5-226,878 shares of ArtToday.Com., Inc. to International Microcomputer Software, Inc.
q.       Assignment Separate from Certificate dated August 21, 2000
r.       Original Officer s Certificate dated April 23, 1999
s.       Annex "A"
t.       Articles of Amendment to the Articles of Incorporation of Zedcor, Inc.
         (Copy)
u.       Exhibit A to Item #20

v.       Articles of Incorporation of Zedcor, Inc. (Copy)
w.       Article V to Item #22
x.       Annex "B"
y. Copy of Stock Certificate Number 1-1 78,223 shares of ArtToday.Com., Inc. to International Microcomputer Software, Inc
z.       Annex "C"
aa. Copy of Stock Certificate Number 2-45,377 shares of ArtToday.Com., Inc. to International Microcomputer Software, Inc
bb.      Annex "D"
cc. Copy of Stock Certificate Number 3-2,278 shares of ArtToday.Com., Inc. to International Microcomputer Software, Inc
dd.      Annex "E"
ee. Copy of Stock Certificate Number 4-1,000 shares of ArtToday.Com., Inc. to International Microcomputer Software. Inc
ff.      Annex "F"
gg.     Copy of Stock Certificate Number 5-226,878 shares of ArtToday.Com., Inc.
         to International Microcomputer Software, Inc.